Exhibit 3.1

The Commonwealth of Massachusetts

William Francis Galvin

Secretary of the Commonwealth

One Ashburton Place, Boston, Massachusetts 02108-1512

Articles of Amendment

(General Laws Chapter 156D, Section 10.06; 950 CMR 113.34)

(1) Exact name of corporation:	Oscient Pharmaceuticals Corporation

(2) Registered office address:	1000 Winter Street, Suite 2200, Waltham, MA 02451
(number, street, city or town, state, zip code)

(3) These articles of amendment affect article(s):	IV
(specify the number(s) of article(s) being amended (I-VI))

(4) Date adopted:	November 14, 2006
(month, day, year)

(5)	Approved by:

(check appropriate box)

☐	the incorporators.

☐	the board of directors without shareholder approval and shareholder approval was not required.

☑	the board of directors and the shareholders in the manner required by law and the articles of organization.

(6) State the article number and the text of the amendment. Unless contained in the text of the amendment, state the provisions for implementing the exchange, reclassification or cancellation of issued shares.

That, effective at 11:59 p.m., eastern time, on November 15, 2006 of this Certificate of Amendment with the Secretary of State of The Commonwealth of Massachusetts (the “Effective Time”), a one-for-eight Reverse Stock Split of the Corporation’s Common Stock shall become effective, pursuant to which each eight (8) issued and outstanding shares of Common Stock and held by each shareholder of record of the Corporation immediately prior to the Effective Time shall be reclassified and combined into one (1) share of Common Stock from and after the Effective Time. No fractional shares of Common Stock shall be issued as a result of such reclassification and combination. In lieu of any fractional shares to which the shareholder would otherwise be entitled, the Corporation shall round each such fractional share up to the next whole share.

The par value of the Common Stock immediately after the Effective Time shall be $0.10 per share. The total number of authorized shares of Common Stock immediately after the Effective Time shall be 175,000,000.

To change the number of shares and the par value, * if any, of any type, or to designate a class or series, of stock, or change a designation of class or series of stock, which the corporation is authorized to issue, complete the following:

Total authorized prior to amendment:

WITHOUT PAR VALUE		WITH PAR VALUE
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE

Total authorized after amendment:

WITHOUT PAR VALUE		WITH PAR VALUE
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE

(7)	The amendment shall be effective at the time and on the date approved by the Division, unless a later effective date not more than 90 days from the date and time of filing is specified: November 15, 2006 at 11:59 p.m. (EST)

*	G.L. Chapter 156D eliminates the concept of par value, however a corporation may specify par value in Article III. See G.L. Chapter 156D, Section 6.21, and the comments relative thereto.

Signed by:	/s/ Steven M. Rauscher	,
(signature of authorized individual)

☐	Chairman of the board of directors,

☑	President,

☐	Other officer,

☐	Court-appointed fiduciary,

on this	14th	day of	November	,	2006	.

COMMONWEALTH OF MASSACHUSETTS

William Francis Galvin

Secretary of the Commonwealth

One Ashburton Place, Boston, Massachusetts 02108-1512

Articles of Amendment

(General Laws Chapter 156D, Section 10.06; 950 CMR 113.34)

I hereby certify that upon examination of these articles of amendment, it appears that the provisions of the General Laws relative thereto have been complied with, and the filing fee in the amount of $              having been paid, said articles are deemed to have been filed with me this      day of             , 20    , at              a.m./p.m.

time

Effective date:
(must be within 90 days of date submitted)

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

Filing fee: Minimum filing fee $100 per article amended, stock increases $100 per 100,000 shares, plus $100 for each additional 100,000 shares or any fraction thereof.

TO BE FILLED IN BY CORPORATION

Contact Information:

Examiner	Franklin P. Collazo, Paralegal
Name approval	Ropes & Gray LLP
C	One International Place, Boston, MA 02110
M	Telephone:	(617) 951-7591

Email:

Upon filing, a copy of this filing will be available at www.sec.state.ma.us/cor. If the document is rejected, a copy of the rejection sheet and rejected document will be available in the rejected queue.

FEDERAL IDENTIFICATION

No. 04-2297484

The Commonwealth of Massachusetts

William Francis Galvin

Secretary of the Commonwealth

One Ashburton Place, Boston, Massachusetts 02108-1512

ARTICLES OF AMENDMENT

(General Laws, Chapter 156B, Section 72)

We,	Steven M. Rauscher	, President

and	Patrick O’Brien	, Clerk

of	Genome Therapeutics Corp.	,
(Exact name of corporation)

located at	100 Beaver Street, Waltham, MA 02453	,
(Street address of corporation in Massachusetts)

certify that these Articles of Amendment affecting articles numbered:

1

(Number those articles 1, 2, 3, 4, 5 and/or 6 being amended)

of the Articles of Organization were duly adopted at a meeting held on April 13, 2004, by vote of:

56,231,749	shares of	Common Stock	of	73,925,570	shares outstanding,
		(type, class & series, if any)
	shares of		of		shares outstanding, and
		(type, class & series, if any)
	shares of		of		shares outstanding,
		(type, class & series, if any)

being at least a majority of each type, class or series outstanding and entitled to vote thereon:

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

WITHOUT PAR VALUE STOCKS		WITH PAR VALUE STOCKS
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
Common:		Common:

Preferred:		Preferred:

Change the total authorized to:

WITHOUT PAR VALUE STOCKS		WITH PAR VALUE STOCKS
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
Common:		Common:

Preferred:		Preferred:

ARTICLE I has been amended in its entirety to read as follows:

“ARTICLE I

The exact name of the corporation is: Oscient Pharmaceuticals Corporation”

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date:                        .

SIGNED UNDER THE PENALTIES OF PERJURY, this 13th day of April, 2004.

/s/ Stephen M. Rauscher	, President

/s/ Patrick O’Brien	, Clerk.

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF AMENDMENT

(General Laws, Chapter 156B, Section 72)

I hereby approve the within Articles of Amendment and, the filing fee in the amount of $100 having been paid, said articles are deemed to have been filed with me this 13 day of April 2004.

Effective date:

/s/ William Francis Galvin
WILLIAM FRANCIS GALVIN
Secretary of the Commonwealth

TO BE FILLED IN BY CORPORATION

Contact information:

Nicholas T. Antoun, c/o Ropes & Gray

One International Place

Boston, MA 02110

Telephone: (617) 951-7000

Email: nantoun@ropesgray.com

A copy of this filing will be available on-line at www.state.ma.us/sec/cor once the document is filed.

FEDERAL IDENTIFICATION NO. 04-2297484

The Commonwealth of Massachusetts

William Francis Galvin

Secretary of the Commonwealth

One Ashburton Place, Boston, Massachusetts 02108-1512

ARTICLES OF AMENDMENT

(General Laws, Chapter 156B, Section 72)

We,	Steven M. Rauscher	, President

and	Stephen Cohen	, Assistant Clerk,

of	Genome Therapeutics Corp.	,
(Exact name of corporation)

located at	100 Beaver Street, Waltham, MA 02453	,
(Street address of corporation in Massachusetts)

certify that these Articles of Amendment affecting articles numbered:

3
(Number those articles 1, 2, 3, 4, 5 and/or 6 being amended)

of the Articles of Organization were duly adopted at a meeting held on February 2, 2004, by vote of:

28,157,783	shares of	Common Stock	of	31,477,889	shares outstanding,
		(type, class & series, if any)

	shares of		of		shares outstanding, and
		(type, class & series, if any)

	shares of		of		shares outstanding,
		(type, class & series, if any)

being at least a majority of each type, class or series outstanding and entitled to vote thereon:

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

WITHOUT PAR VALUE STOCKS		WITH PAR VALUE STOCKS
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
Common:		Common:	50,000,000*	$ 0.10

Preferred:		Preferred:

Change the total authorized to:

WITHOUT PAR VALUE STOCKS		WITH PAR VALUE STOCKS
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
Common:		Common:	175,000,000*	$ 0.10

Preferred:		Preferred:

*	Includes 625,000 shares of Series B restricted stock, par value $0.10 per share

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date:	.

SIGNED UNDER THE PENALTIES OF PERJURY, this 2nd day of February, 2004.

/s/ Stephen M. Rauscher	, President

/s/ Stephen Cohen	, Assistant Clerk

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF AMENDMENT

(General Laws, Chapter 156B, Section 72)

I hereby approve the within Articles of Amendment and, the filing fee in the amount of $125,000 having been paid, said articles are deemed to have been filed with me this 3rd day of February 2004 .

Effective date:

/s/ William Francis Galvin
WILLIAM FRANCIS GALVIN
Secretary of the Commonwealth

TO BE FILLED IN BY CORPORATION

Contact information:

Stephen Cohen, Genome Therapeutics Corp.

100 Beaver Street

Waltham, MA 02453

Telephone: 781-398-2311

Email: scohen@genomecorp.com

A copy of this filing will be available on-line at www.state.ma.us/sec/cor once the document is filed.

FEDERAL IDENTIFICATION

NO. 04-2297484

The Commonwealth of Massachusetts

William Francis Galvin

Secretary of the Commonwealth

One Ashburton Place, Boston, Massachusetts 02108-1512

CERTIFICATE OF CHANGE OF FISCAL YEAR END

(General Laws, Chapter 156B, Section 38A)

I,	Stephen Cohen	, *Assistant Clerk

of	Genome Therapeutics Corp.	,

having a principal office at	100 Beaver St., Waltham, MA 02154	,
(Street address of corporation in Massachusetts)

certify that the fiscal year end (i.e. the tax year end) of the corporation was changed to the last day of the month of December.

SIGNED UNDER THE PENALTIES OF PERJURY, this 2nd day of January, 2003.

/s/	, Assistant Clerk.

FEDERAL IDENTIFICATION

No. 04-2297484

The Commonwealth of Massachusetts

William Francis Galvin

Secretary of the Commonwealth

One Ashburton Place, Boston, Massachusetts 02108-1512

Articles of Amendment

(General Laws, Chapter 156B, Section 72)

We,	Stephen Cohen	, Vice President

and	David C. Chapin	, Clerk,

of	Genome Therapeutics Corp.	.
(Exact name of corporation)

located at	100 Beaver Street, Waltham, MA 02154	.
(Street address of corporation in Massachusetts)

certify that these Articles of Amendment affecting articles numbered:

3
(Number those articles 1, 2, 3, 4, 5 and/or 6 being amended)

of the Articles of Organization were duly adopted at a meeting held on February 27, 2001, by vote of:

18,171,161	shares of	Common Stock	of	22,288,658	shares outstanding,
		(type, class & series, if any)

	shares of		of		shares outstanding, and
		(type, class & series, if any)

	shares of		of		shares outstanding,
		(type, class & series, if any)

being at least a majority of each type, class or series outstanding and entitled to vote thereon:

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

WITHOUT PAR VALUE STOCKS		WITH PAR VALUE STOCKS
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
Common:		Common:	35,000,000	$ .10

Preferred:		Preferred:

Change the total authorized to:

WITHOUT PAR VALUE STOCKS		WITH PAR VALUE STOCKS
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
Common:		Common:	50,000,000	$ .10

Preferred:		Preferred:

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date:	.

SIGNED UNDER THE PENALTIES OF PERJURY, this 14th day of March, 2001.

/s/ Stephen Cohen	, Vice President

/s/ David C. Chapin	, Clerk

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF AMENDMENT

(General Laws, Chapter 156B, Section 72)

I hereby approve the within Articles of Amendment and, the filing fee in the amount of $15,000.00 having been paid, said articles are deemed to have been filed with me this 15th day of March 2001 .

Effective date:

/s/ William Francis Galvin
WILLIAM FRANCIS GALVIN
Secretary of the Commonwealth

TO BE FILLED IN BY CORPORATION

Photocopy of document to be sent to:

Nicholas T. Antoun, c/o Ropes & Gray

One International Place

Boston, MA 02110

Telephone: (617) 951-7000

FEDERAL IDENTIFICATION

No. 04-2297484

The Commonwealth of Massachusetts

OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE

MICHAEL J. CONNOLLY, Secretary

ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108

ARTICLES OF AMENDMENT

(General Laws Chapter 156B, Section 72)

We,	Robert J. Hennessey	, President

and	David C. Chapin	, Clerk,

of	Collaborative Research, Inc.	,
(Exact name of corporation)

located at	100 Beaver Street, Waltham, MA 02453	,
(Street address of corporation in Massachusetts)

certify that these Articles of Amendment affecting articles numbered:

1

(Number those articles 1, 2, 3, 4, 5 and/or 6 being amended hereby)

of the Articles of Organization were duly adopted at a meeting held on August 31, 1994, by vote of:

7,342,933	shares of	Common Stock	of	11,771,446	shares outstanding,
		(type, class & series, if any)
	shares of		of		shares outstanding, and
		(type, class & series, if any)
	shares of		of		shares outstanding,
		(type, class & series, if any)

being at least a majority of each type, class or series outstanding and entitled to vote thereon:

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

WITHOUT PAR VALUE STOCKS		WITH PAR VALUE STOCKS
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
Common:		Common:

Preferred:		Preferred:

Change the total authorized to:

WITHOUT PAR VALUE STOCKS		WITH PAR VALUE STOCKS
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
Common:		Common:

Preferred:		Preferred:

That Article I of the Articles of Organization be amended by deletion thereof in its entirety and by insertion in place thereof of the following:

“GENOME THERAPEUTICS CORP.”

The foregoing amendment will become effective when these articles of amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date: September 6, 1994.

SIGNED UNDER THE PENALTIES OF PERJURY, this 31st day of August, 1994.

/s/ Robert J. Hennessey	, President

/s/ David C. Chapin	, Clerk

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF AMENDMENT

(General Laws, Chapter 156B, Section 72)

I hereby approve the within Articles of Amendment and, the filing fee in the amount of $100 having been paid, said articles are deemed to have been filed with me this 1st day of September 1994.

      /s/Michael J. Connolly

MICHAEL J. CONNOLLY

Secretary of State

TO BE FILLED IN BY CORPORATION

PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT

TO:	David C. Chapin

Ropes & Gray

One International Place, Boston, MA 02110-2624

Telephone: (617) 951-7371

FEDERAL IDENTIFICATION

No. 04-2297484

The Commonwealth of Massachusetts

OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE

MICHAEL J. CONNOLLY, Secretary

ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108

ARTICLES OF AMENDMENT

(General Laws Chapter 156B, Section 72)

We,	Robert J. Hennessey	, President

and	David C. Chapin	, Clerk

of	Collaborative Research, Inc.	,
(Exact name of corporation)

located at	100 Beaver Street, Waltham, MA 02453	,
(Massachusetts Address of Corporation)

certify that these Articles of Amendment affecting articles numbered:

3

(Number those articles 1, 2, 3, 4, 5 and/or 6 being amended hereby)

of the Articles of Organization were duly adopted at a meeting held on January 24, 1994, by vote of:

8,424,455	shares of	Common Stock	of	10,693,166	shares outstanding,
		(type, class & series, if any)
	shares of		of		shares outstanding, and
		(type, class & series, if any)
	shares of		of		shares outstanding,
		(type, class & series, if any)

being at least a majority of each type, class or series outstanding and entitled to vote thereon:

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

WITHOUT PAR VALUE STOCKS		WITH PAR VALUE STOCKS
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
Common:		Common:	*17,500,000	$.10

Preferred:		Preferred:

*	625,000 shs. Series B Restricted Common
16,875,000 shs. Common Stock

Change the total authorized to:

WITHOUT PAR VALUE STOCKS		WITH PAR VALUE STOCKS
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
Common:		Common:	*35,000,000	$.10

Preferred:		Preferred:

*	625,000 shs. Series B Restricted Common Stock
34,375,000 shs. Common Stock

The foregoing amendment will become effective when these articles of amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date:                    .

SIGNED UNDER THE PENALTIES OF PERJURY, this 24th day of January , 1994.

/s/ Robert J. Hennessey	, President

/s/ David C. Chapin	, Clerk

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF AMENDMENT

(General Laws, Chapter 156B, Section 72)

I hereby approve the within Articles of Amendment and, the filing fee in the amount of $17,500 having been paid, said articles are deemed to have been filed with me this 1st day of February 1994 .

      /s/Michael J. Connolly

MICHAEL J. CONNOLLY

Secretary of State

TO BE FILLED IN BY CORPORATION

PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT

TO:	David C. Chapin

Ropes & Gray

One International Place, Boston, MA 02110-2624

Telephone: (617) 951-7371

FEDERAL IDENTIFICATION

No. 04-2297484

The Commonwealth of Massachusetts

OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE

MICHAEL J. CONNOLLY, Secretary

ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108

ARTICLES OF AMENDMENT

(General Laws, Chapter 156B, Section 72)

This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We,	Thomas O. Oesterling	, President

and	Truman S. Casner	, Clerk

of	Collaborative Research, Inc.	,
(Name of corporation)

located at	Two Oak Park, Bedford, Massachusetts 01730	,

do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on December 9, 1987, by vote of:

9,337,250	shares of	Common	out of	10,652,328	shares outstanding,
		(Class of Stock)
	shares of		out of		shares outstanding, and
		(Class of Stock)
	shares of		out of		shares outstanding,
		(Class of Stock)

being at least two-thirds of each class outstanding and entitled to vote thereon:

To add a new Article 6(k) as follows:

(SEE CONTINUATION SHEET 2A)

To change the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:

The total presently authorized is:

KIND OF STOCK	NO PAR VALUE NUMBER OF SHARES	WITH PAR VALUE NUMBER OF SHARES	PAR VALUE
COMMON

PREFERRED

Change the total to:

KIND OF STOCK	NO PAR VALUE NUMBER OF SHARES	WITH PAR VALUE NUMBER OF SHARES	PAR VALUE
COMMON

PREFERRED

“(k). A director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director notwithstanding any provision of law imposing such liability; provided, however, that this Article 6(k) shall not eliminate the liability of a director to the extent that such liability is provided by applicable law (i) for any breach of the director’s duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 61 or Section 62 (or successor provisions) of the Business Corporation Law of The Commonwealth of Massachusetts, or (iv) for any transaction from which the director derived an improper personal benefit. The foregoing provisions of this Article 6(k) shall not eliminate the liability of a director for any act or omission occurring prior to the date on which this Article 6(k) becomes effective. No amendment to or repeal of this Article 6(k) shall apply to or have any effect on the liability or alleged liability of any director of the corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.”

CONTINUATION SHEET 2A

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this

9th day of December, 1987.

/s/ Thomas O. Oesterling	, President

/s/ Truman S. Casner	, Clerk

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF AMENDMENT

(General Laws, Chapter 156B, Section 72)

I hereby approve the within Articles of Amendment and, the filing fee in the amount of $75.00 having been paid, said articles are deemed to have been filed with me this 11th day of December 1987.

/s/ Michael J. Connolly
MICHAEL J. CONNOLLY
Secretary of State

TO BE FILLED IN BY CORPORATION

PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT

TO:	David C. Chapin

Ropes & Gray

225 Franklin Street Boston,
MA 02110

Telephone: (617) 423-6100

FEDERAL IDENTIFICATION

No. 04-2297484

The Commonwealth of Massachusetts

OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE

MICHAEL JOSEPH CONNOLLY, Secretary

ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108

ARTICLES OF AMENDMENT

General Laws, Chapter 156B, Section 72

This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We,	James A. Wimbush	, President,

and	Truman S. Casner	, Clerk,

of	Collaborative Research, Inc.	,
(Name of Corporation)

located at	128 Spring Street, Lexington, MA 02173	,

do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on January 17, 1984, by vote of:

7,980,801	shares of	Common	out of	8,071,064	shares outstanding,
		(Class of Stock)
	shares of		out of		shares outstanding, and
		(Class of Stock)
	shares of		out of		shares outstanding,
		(Class of Stock)

being at least a majority of each class outstanding and entitled to vote thereon, two-thirds of each class outstanding and entitled to vote thereon and of each class or series of stock whose rights are adversely affected thereby:

To change the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:

The total presently authorized is:

KIND OF STOCK	NO PAR VALUE NUMBER OF SHARES	WITH PAR VALUE NUMBER OF SHARES	PAR VALUE
COMMON		12,500,000.10

PREFERRED

Change the total to:

KIND OF STOCK	NO PAR VALUE NUMBER OF SHARES	WITH PAR VALUE NUMBER OF SHARES	PAR VALUE
COMMON		*17,500,000	.10

PREFERRED

*	625,000 shs. Series B Restricted Common Stock
16,875,000 shs. Common Stock.

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 17th day of January, 1984.

/s/ James A. Wimbush	, President

/s/ Truman S. Casner	, Clerk

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF AMENDMENT

(General Laws, Chapter 156B, Section 72)

I hereby approve the within Articles of Amendment and, the filing fee in the amount of $2,500.00 having been paid, said articles are deemed to have been filed with me this 19th day of January 1984.

/s/ Michael J. Connolly
MICHAEL J. CONNOLLY
Secretary of State

TO BE FILLED IN BY CORPORATION

PHOTOCOPY OF AMENDMENT TO BE SENT

TO:	Truman S. Casner

c/o Ropes & Gray

225 Franklin Street
Boston, MA 02110

Telephone: (617) 423-6100

FEDERAL IDENTIFICATION

No. 04-2297484

The Commonwealth of Massachusetts

MICHAEL JOSEPH CONNOLLY

Secretary of State

ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108

ARTICLES OF AMENDMENT

General Laws, Chapter 156B, Section 72

This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We,	James A. Wimbush	, President,

and	Truman S. Casner	, Clerk,

of	Collaborative Research, Inc.	,
(Name of corporation)

located at	128 Spring Street, Lexington, MA 02173	,

do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on January 21, 1983, by vote of:

7,284,935	shares of	Common	out of	8,217,048	shares outstanding,
		(Class of Stock)
	shares of		out of		shares outstanding, and
		(Class of Stock)
	shares of		out of		shares outstanding,
		(Class of Stock)

being at least two-thirds of each class outstanding and entitled to vote thereon:

SEE CONTINUATION SHEETS 2A – 2B

FOR INCREASE IN CAPITAL FILL IN THE FOLLOWING:

	{	shares preferred	}	with par value
shares common
The total amount of capital stock already authorized is
		shares preferred	}	without par value
shares common

	{	shares preferred	}	with par value
shares common
The amount of additional capital stock authorized is
		shares preferred	}	without par value
shares common

PROVISIONS RELATING TO CAPITAL STOCK

A. Subject to subsequent reconstitution and conversion as provided below, 625,000 shares of the authorized common stock, $.10 par value (the “Common Stock”) of the Company are designated “Series B Restricted Stock.” The rights, privileges, preferences and restrictions of the Common Stock and the Series B Restricted Stock shall be identical in all respects except as follows:

(1) Voting Rights. On all matters submitted to a vote of the Company’s stockholders, each share of Common Stock shall entitle the holder thereof to one (1) vote, and, except as otherwise required by law, each share of Series B Restricted Stock shall entitle the holder thereof to no vote.

(2) Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of Common Stock shall be entitled to receive, prior to and in preference to any distribution of the Company’s assets to the holders of the Series B Restricted Stock by reason of their ownership thereof, the greater of (a) five dollars ($5.00) for each share of Common Stock then held by them, or (b) an amount for each share of Common Stock then held by them equal to ten (10) times the amount which, after such distribution, would remain available for distribution to holders of the Series B Restricted Stock for each share of Series B Restricted Stock then held by them. If, upon the occurrence of such event, the assets available for distribution among the holders of Common Stock are insufficient to permit the payment to the holders of the Common Stock of the foregoing preferential amount, then the entire amount of assets available for distribution to the holders of Common Stock shall be distributed among the holders of Common Stock in proportion to the number of shares of Common Stock then held by each of them.

(3) Dividends. No dividends may be declared or paid with respect to any share of Series B Restricted Stock.

B. Upon the occurrence of any of the following events, each share of Series B Restricted Stock (whether issued or unissued) shall automatically be converted into or reconstituted as one (1) share of Common Stock:

CONTINUATION SHEET 2A

(1) the effectiveness prior to September 1, 1986 of (a) any merger or consolidation of the Company with another corporation in which the Company is not the surviving corporation, (b) the acquisition (by merger or otherwise) by another corporation in exchange in whole or in part for its equity securities (or the equity securities of an entity which is in control of the acquiring corporation) of shares of capital stock of the Company if, immediately after such acquisition, the acquiring corporation owns, directly or indirectly, stock possessing 50 percent or more of the total combined voting power of all classes of stock of the Company, or (c) any sale of all or substantially all of the assets of the Company; or

(2) the last day of any fiscal year ending prior to September 1, 1986 in which the Company realizes revenues, excluding interest income, of at least thirteen million dollars ($13,000,000).

C. Each conversion of shares hereunder shall be effected by the surrender at the office of the Company or any transfer agent for such shares of the certificate therefor, in such form and accompanied by such documents, if any, as the Company may require. The Company shall, as soon as practicable thereafter, issue and deliver at such office a certificate or certificates representing the number and class or series of shares into which such shares are convertible hereunder. Such conversion shall be deemed to have occurred as of the time set forth in paragraph B hereinabove.

D. In the event of any (i) stock split, reverse stock split or other subdivision or combination of the Common Stock, or (ii) stock dividend or other distribution on the Common Stock payable in Common Stock, an appropriate pro rata adjustment or adjustments shall be made in the liquidation preference set forth in paragraph A hereinabove and the conversion rates set forth in paragraph B hereinabove. No fractional shares shall be issued upon conversion of Series B Restricted Stock. In lieu of any fractional share to which a shareholder would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the then fair market value per share of Series B Restricted Stock as determined in good faith by the Company’s Board of Directors.

CONTINUATION SHEET 2B

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 24th day of January, 1983.

/s/ James A. Wimbush	, President

/s/ Truman S. Casner	, Clerk

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF AMENDMENT

(General Laws, Chapter 156B, Section 72)

I hereby approve the within articles of amendment and, the filing fee in the amount of $75.00 having been paid, said articles are deemed to have been filed with me this 27th day of January 1983.

/s/ Michael J. Connolly
MICHAEL J. CONNOLLY
Secretary of State

TO BE FILLED IN BY CORPORATION

PHOTOCOPY OF AMENDMENT TO BE SENT

TO:	David C. Chapin

c/o Ropes & Gray

225 Franklin Street
Boston, MA 02110

Telephone: (617) 423-6100

FEDERAL IDENTIFICATION

No. 04-2297484

The Commonwealth of Massachusetts

MICHAEL JOSEPH CONNOLLY

Secretary of State

ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108

ARTICLES OF AMENDMENT

General Laws, Chapter 156B, Section 72

This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We,	Orrie M. Friedman	, President,

and	Gerard E. Hickman	, Clerk

of	Collaborative Research, Inc.	,
(Name of corporation)

located at	128 Spring Street, Lexington, MA 02173	,

do hereby certify that the following amendment to the restated articles of organization of the corporation was duly adopted at a meeting held on January 4, 1982, by vote of:

1,063,578	shares of	Common	out of	1,342,444	shares outstanding,
		(Class of Stock)
	shares of		out of		shares outstanding, and
		(Class of Stock)
	shares of		out of		shares outstanding,
		(Class of Stock)

being at least a majority of each class outstanding and entitled to vote thereon:

FOR INCREASE IN CAPITAL FILL IN THE FOLLOWING:

	{	0	shares preferred	}	with par value, $.10 per share
		1,750,000	shares common
The total amount of capital stock already authorized is
		0	shares preferred	}	without par value
		0	shares common

	{	0	shares preferred	}	with par value, $.10 per share
		10,750,000	shares common
The amount of additional capital stock authorized is
		0	shares preferred	}	without par value
		0	shares common

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 4th day of January, 1982.

/s/ Orrie M. Friedman	, President

/s/ Gerard E. Hickman	, Clerk

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF AMENDMENT

(General Laws, Chapter 156B, Section 72)

I hereby approve the within Articles of Amendment and, the filing fee in the amount of $5,375.00 having been paid, said articles are deemed to have been filed with me this 5th day of January 1982.

/s/ Michael J. Connolly
MICHAEL J. CONNOLLY
Secretary of State

TO BE FILLED IN BY CORPORATION

PHOTOCOPY OF AMENDMENT TO BE SENT

TO:	David C. Chapin

c/o Ropes & Gray

225 Franklin Street
Boston, MA 02110

Telephone: (617) 423-6100

FEDERAL IDENTIFICATION

No. 04-2297484

The Commonwealth of Massachusetts

MICHAEL JOSEPH CONNOLLY

Secretary of State

ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108

RESTATED ARTICLES OF ORGANIZATION

General Laws, Chapter 156B, Section 74

This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We,	Orrie M. Friedman	, President,

and	Myer L. Orlov	, Clerk,

of	Collaborative Research, Inc.	,
(Name of corporation)

located at	1365 Main Street, Waltham, Massachusetts	,

do hereby certify that the following restatement of the articles of organization of the corporation was duly adopted at a meeting held on August 17, 1981, by vote of:

816,000	shares of	Common	out of	1,113,250	shares outstanding,
		(Class of Stock)
	shares of		out of		shares outstanding, and
		(Class of Stock)
	shares of		out of		shares outstanding,
		(Class of Stock)

being at least two-thirds of each class of stock outstanding and entitled to vote and of each class or series of stock adversely affected thereby:

1.	The name by which the corporation shall be known is: Collaborative Research, Inc.

2.	The purposes for which the corporation is formed are as follows:

(a)	To engage in chemical and biochemical research and development principally in the fields of bio-organic and chemotherapy and genetic recombination, to synthesize specialty chemicals and to undertake clinical assays, and to manufacture and sell chemical and bio-chemical products.

(b)	To carry on any manufacturing, mercantile, selling, management, service or other business, operation or activity which may be lawfully carried on by a corporation organized under the Business Corporation Law of The Commonwealth of Massachusetts, whether or not related to those referred to in the foregoing paragraph.

3.	The total number of shares and the par value, if any, of each class of stock which the corporation is authorized to issue is as follows:

	WITHOUT PAR VALUE	WITH PAR VALUE
CLASS OF STOCK	NUMBER OF SHARES	NUMBER OF SHARES	PAR VALUE
Preferred	NONE	NONE	NONE
Common	NONE	1,750,000	$0.10

4.	If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established:

NONE

5.	The restrictions, if any, imposed by the articles of organization upon the transfer of shares of stock of any class are as follows:

NONE

6.	Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

See Continuation Sheets 6-A through 6-D attached hereto.

Article 6

Other Lawful Provisions

(a) The corporation may carry on any business, operation or activity referred to in Article 2 to the same extent as might an individual, whether as principal, agent, contractor or otherwise, and either alone or in conjunction or a joint venture or other arrangement with any corporation, association, trust, firm or individual.

(b) The corporation may carry on any business, operation or activity through a wholly or partly owned subsidiary.

(c) The corporation may be a partner in any business enterprise which it would have power to conduct by itself.

(d) The directors may make, amend or repeal the bylaws in whole or in part, except with respect to any provision thereof which by law or the bylaws requires action by the stockholders.

(e) Meetings of the stockholders may be held anywhere in the United States.

(f) No stockholder shall have any right to examine any property or any books, accounts or other writings of the corporation if there is reasonable ground for belief that such examination will for any reason be adverse to the interests of the corporation, and a vote of the directors refusing permission to make such examination and setting forth that in the opinion of the directors such examination would be adverse to the interests of the corporation shall be prima facie evidence that such examination would be adverse to the interests of the corporation. Every such examination shall be subject to such reasonable regulations as the directors may establish in regard thereto.

(g) The directors may specify the manner in which the accounts of the corporation shall be kept and may determine what constitutes net earnings, profits and surplus, what amounts, if any, shall be reserved for any corporate purpose, and what amounts, if any, shall be declared as dividends. Unless the board of directors otherwise specifies, the excess of the consideration for any share of its capital stock with par value issued by it over such par value shall be paid-in surplus. The board of directors may allocate to capital stock less than all of the consideration for any share of its capital stock without par value issued by it, in which case the balance of such consideration shall be paid-in surplus. All surplus shall be available for any corporate purpose, including the payment of dividends.

6-A

(h) The purchase or other acquisition or retention by the corporation of shares of its own capital stock shall not be deemed a reduction of its capital stock. Upon any reduction of capital or capital stock, no stockholder shall have any right to demand any distribution from the corporation, except as and to the extent that the stockholders shall have provided at the time of authorizing such reduction.

(i) The directors shall have the power to fix from time to time their compensation. No person shall be disqualified from holding any office by reason of any interest. In the absence of fraud, any director, officer or stockholder of this corporation individually, or any individual having any interest in any concern which is a stockholder of this corporation, or any concern in which any of such directors, officers, stockholders or individuals has any interest, may be a party to, or may be pecuniarily or otherwise interested in, any contract, transaction or other act of this corporation, and

(1)	such contract, transaction or act shall not be in any way invalidated or otherwise affected by that fact;

(2)	no such director, officer, stockholder or individual shall be liable to account to this corporation for any profit or benefit realized through any such contract, transaction or act; and

(3)	any such director of this corporation may be counted in determining the existence of a quorum at any meeting of the directors or of any committee thereof which shall authorize any such contract, transaction or act, and may vote to authorize the same;

provided, however, that any contract, transaction or act in which any director or officer of this corporation is so interested individually or as a director, officer, trustee or member of any concern which is not a subsidiary or affiliate of this corporation, or in which any directors or officers are so interested as holders, collectively, of a majority of shares of capital stock or other beneficial interest at the time outstanding in any concern which is not a subsidiary or affiliate of this corporation, shall be duly authorized or ratified by a majority of the directors who are not so interested, to whom the nature of such interest has been disclosed and who have made any findings required by law;

6-B

the term “interest” including personal interest and interest as a director, officer, stockholder, shareholder, trustee, member or beneficiary of any concern;

the term “concern” meaning any corporation, association, trust, partnership, firm, person or other entity other than this corporation; and

the phrase “subsidiary or affiliate” meaning a concern in which a majority of the directors, trustees, partners or controlling persons is elected or appointed by the directors of this corporation, or is constituted of the directors or officers of this corporation.

To the extent permitted by law, the authorizing or ratifying vote of the holders of a majority of the shares of each class of the capital stock of this corporation outstanding and entitled to vote for directors at any annual meeting or a special meeting duly called for the purpose (whether such vote is passed before or after judgment rendered in a suit with respect to such contract, transaction or act) shall validate any contract, transaction or act of this corporation, or of the board of directors or any committee thereof, with regard to all stockholders of this corporation, whether or not of record at the time of such vote, and with regard to all creditors and other claimants under this corporation; provided, however, that

A.	with respect to the authorization or ratification of contracts, transactions or acts in which any of the directors, officers or stockholders of this corporation have an interest, the nature of such contracts, transactions or acts and the interest of any director, officer or stockholder therein shall be summarized in the notice of any such annual or special meeting, or in a statement or letter accompanying such notice, and shall be fully disclosed at any such meeting;

B.	the stockholders so voting shall have made any findings required by law;

C.	stockholders so interested may vote at any such meeting except to the extent otherwise provided by law; and

D.	any failure of the stockholders to authorize or ratify such contract, transaction or act shall not be deemed in any way to invalidate the same or to deprive this corporation, its directors, officers or employees of its or their right to proceed with such contract, transaction or act.

6-C

No contract, transaction or act shall be avoided by reason of any provision of this paragraph (i) which would be valid but for such provision or provisions.

(j) The corporation shall have all powers granted to corporations by the laws of The Commonwealth of Massachusetts, provided that no such power shall include any activity inconsistent with the Business Corporation Law or the general laws of said Commonwealth.

6-D

We further certify that the foregoing restated articles of organization effect no amendments to the articles of organization of the corporation as heretofore amended, except amendments to the following articles: 2, 3, 4 and 6.s

Briefly describe amendments in space below:

(a)	Article 2 of the Restated Articles or Organization amends the purposes for which the corporation was formed.

(b)	Article 3 of the Restated Articles of Organization amends the statement of the authorized capital stock of the Corporation by the elimination of 1,000 shares of the Class A Preferred Stock, no par value previously authorized. Article 3 further amends the statement of the authorized capital stock of the corporation by the increase of the number of authorized shares of Common Stock, $.10 par value, from 1,500,000 to 1,750,000.

(c)	Article 4 of the Restated Articles of Organization amends the description of the preferences, voting powers, qualifications, special or relative rights or privileges of each class of stock by the elimination of all reference thereto.

(d)	Article 6 of the Restated Articles of Organization amends the additional provisions for the conduct and regulation of the business of the corporation, for its voluntary dissolution, and for limiting, defining and regulating the powers of the corporation and of its directors and stockholders.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this Seventeenth day of August in the year 1981.

/s/ Orrie M. Friedman	, President,
/s/ Myer L. Orlov	, Clerk.

THE COMMONWEALTH OF MASSACHUSETTS

RESTATED ARTICLES OF ORGANIZATION

(General Laws, Chapter 156B, Section 74)

I hereby approve the within restated articles of organization and, the filing fee in the amount of $525.00 having been paid, said articles are deemed to have been filed with me this 17th day of August 1981.

      /s/Michael J. Connolly

MICHAEL J. CONNOLLY

Secretary of State

TO BE FILLED IN BY CORPORATION

PHOTOCOPY OF RESTATED ARTICLES OF ORGANIZATION TO BE SENT

TO:	David C. Chapin

c/o Ropes & Gray

225 Franklin Street Boston, MA 02110

Telephone: (617) 423-6100

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